UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 4, 2008
Date of report (Date of earliest event reported)
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	1-33169 (Commission File Number)	41-1967918 (IRS Employer Identification No.)
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Letter Agreement
Press Release

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     As previously reported, in January 2008, we extended the maturity date of the Secured Promissory Note (the “Note”) issued by NewSight Corporation (“NewSight”) to our company in October 2007. Pursuant to such extension, the Note was to mature on the first to occur of (1) successful completion of NewSight’s financing efforts, or (2) March 31, 2008. NewSight has advised us that it is still in the process of raising capital, and has requested that the maturity date of the Note be further extended.
     On April 4, 2008, we entered into a letter agreement with NewSight (the “Letter Agreement”) pursuant to which the Note will now mature on the first to occur of (1) May 30, 2008 or (ii) the completion of NewSight’s next financing transaction, generally excluding any financing solely from Prentice Capital Management, L.P. or its affiliates.
     Under the Letter Agreement, NewSight agreed to pay us a total of $59,517, in immediately available funds, representing the amount due for network operating and maintenance services we provided to NewSight in February and March 2008, and reimbursement of warehouse fees we paid for the storage of equipment owned by NewSight in which we have a security interest.
     The Letter Agreement provides that the amount due under the Note will be due and payable immediately upon the occurrence of one or more of the following events: (1) termination of NewSight’s relationship with its banker; (2) NewSight’s breach of or default under any agreement by and between NewSight and our company, including the Letter Agreement (in each case after giving effect to any applicable cure periods described therein); (3) NewSight’s completion of a financing transaction which yields gross proceeds of at least $5,000,000, including any financing from Prentice Capital Management, L.P. or its affiliates; or (4) NewSight’s failure to pay the amount set forth above by the close of business on April 7, 2008. The Letter Agreement specifies that, except as our company and NewSight may subsequently agree in writing, no additional credit shall be extended to NewSight by us pursuant to the Note or on trade credit terms.
     Sales to NewSight represented 42.5% of our total sales for the year ended December 31, 2007.
     The Letter Agreement, which appears as Exhibit 10 to this report, is incorporated by reference in response to this Item 1.01. A copy of the press release announcing our entry into this Letter Agreement is filed as Exhibit 99 to this report and is incorporated by reference into this Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10	Letter Agreement by and between Wireless Ronin Technologies, Inc. and NewSight Corporation, dated April 4, 2008.

99	Press Release, dated April 8, 2008.